                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED: NOVEMBER 30, 1999

IN RE:                                   :    CASE NO.:      99-52111
                                              Chapter 11
                                         :    Judge:         Marilyn Shea-Stonum
DeVlieg-Bullard, Inc.
Debtor                                   :

                                         :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X              Operating Statement                 (Form 2)
   ------
      X              Balance Sheet                       (Form 3)
   ------
      X              Summary of Operations               (Form 4)
   ------
      X              Monthly Cash Statement              (Form 5)
   ------
      X              Statement of Compensation           (Form 6)
   ------

   ------            -----------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation).

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

    Dated:       1/6/2000          /s/ Alan Konieczka
              --------------       ---------------------------------------------
                                            Debtor in Possession

                                   Chief Operating Officer          815-282-4100
                                   ---------------------------------------------
                                   Title                                Phone

                    OPERATING STATEMENT (P&L) TOTAL
                            (Accrual Basis)

Debtor:         DeVlieg Bullard, Inc.                   Case No:     99-52111
                ------------------------------                     ------------

                Month Ending:                   30-Nov-99
                                           --------------------


                                        Current            Total
                                         Month         Since Filing
                                         -----         ------------
Total Revenue/Sales                   $ 3,679,549      $ 20,828,730
Cost of Sales                         $ 1,865,782      $ 12,249,827
Amortization                          $   138,358      $    686,441
                                      -----------      ------------
Gross Profit                          $ 1,675,409      $  7,892,462
                                      ===========      ============

     EXPENSES:
     ---------
Officer Compensation                  $    53,043      $    260,978
Salary Expenses                       $   639,733      $  3,482,034
Employee Benefits & Pensions          $   114,991      $    674,125
Payroll Taxes                         $   110,001      $    326,488
Other Taxes                           $     3,000      $     37,786
Rent & Lease Expense                  $    62,324      $    505,253
Interest Expense                      $    25,273      $  1,144,141
Insurance                             $      --        $     24,372
Automobile & Truck Expense            $       237      $     89,212
Utilities                             $    82,199      $    417,895
Depreciation                          $    36,553      $    279,782
Travel and Entertainment              $    78,721      $    409,984
Repairs and Maintenance               $     7,550      $    117,536
Advertising                           $   (20,540)     $     56,821
Supplies, Office Expenses, etc.       $    55,952      $    338,815
Other Administrative                  $   717,902      $  2,275,754

                                      -----------      ------------
TOTAL EXPENSES:                       $ 1,966,939      $ 10,440,976

                                      -----------      ------------
NET OPERATING PROFIT/(LOSS)           $  (291,530)     $ (2,548,514)
                                      ===========      ============

Add: Non-Operating Income:
           Interest Income            $      --        $       --
           Other Income               $      --        $  3,175,827

Add: Non-Operating Expenses:
           Professional Fees          $  (322,745)     $ (1,191,054)
           Other                      $   (28,752)     $   (138,309)

                                      -----------      ------------
NET INCOME/(LOSS)                     $  (643,027)     $   (702,050)
                                      ===========      ============

      Date:
            ------------              -----------------------------------------

NOTE: November results include out of period adjustments to correct the following: Accrued sub-debt interest and Stanwich Partners fees (not paid).
  DIP financing fees not charged off to income statement.
  The corrections resulted in $364,300 of additional expense in the November results.

                          BALANCE SHEET - CONSOLIDATED

Debtor:  DeVlieg Bullard, Inc.                       Case No:         99-52111
         ---------------------------------                           -----------

         Month Ending:                    30-Nov-99
                                     -------------------

ASSETS:                              CURRENT MONTH      PRIOR MONTH          AT FILING
-------                              -------------      -----------          ---------
Cash                                 $    630,893       $    735,908       $     330,000
Inventory                            $ 31,993,473       $ 31,552,736       $  36,580,500
Accounts Receivable                  $ 11,686,206       $ 11,038,554       $  11,660,000
Insider Receivables                  $       --         $      7,000       $       7,000
Land and Buildings                   $  3,071,593       $  3,071,592       $   3,061,000
Furniture, Fixtures, & Equip         $ 13,026,170       $ 14,047,236       $  20,946,000
Accumulated Depreciation             $(11,407,792)      $(11,348,618)      $ (16,811,000)
Other: Prepaid                       $  2,436,980       $  2,261,221       $   1,964,000
Other: Intangibles                   $ 43,407,543       $ 43,576,812       $  44,431,500

                                     ------------       ------------       -------------
TOTAL ASSETS:                        $ 94,845,066       $ 94,942,441       $ 102,169,000
                                     ============       ============       =============

LIABILITIES:
------------

POSTPETITION LIABILITIES
Accounts Payable                     $    844,398       $  1,077,220       $        --
Wages and Salaries                   $    408,356       $    320,469       $        --
Taxes Payable                        $      3,000       $      3,000       $        --
Other Accrued                        $    568,962       $    425,000       $        --

                                     ------------       ------------       -------------
TOTAL POSTPETITION LIABILITIES:      $  1,824,716       $  1,825,689       $        --
                                     ============       ============       =============

SECURED LIABILITIES:
Subject to Postpetition
Collateral or Financing Order        $ 19,263,953       $ 24,028,354       $  26,678,000
All Other Secured Liab               $  1,048,580       $  1,046,808       $   1,047,000

                                     ------------       ------------       -------------
TOTAL SECURED LIABILITIES:           $ 20,312,533       $ 25,075,162       $  27,725,000
                                     ============       ============       =============

PREPETITION LIABILITIES
Taxes and Other Priority Liab        $  2,073,000       $  2,115,482       $   2,247,000
Unsecured Liabilities                $ 68,399,832       $ 68,407,475       $  68,171,000
Other: Insider Payable               $  3,317,000       $  3,317,000       $   3,317,000

                                     ------------       ------------       -------------
TOTAL PREPETITION LIAB:              $ 73,789,832       $ 73,839,957       $  73,735,000
                                     ============       ============       =============

EQUITY:
Owners Capital                       $ 17,687,269       $ 10,619,813       $  16,765,000
Retained Earnings-Pre Pet.           $(17,993,643)      $(16,285,564)      $ (16,056,000)
Retained Earnings-Post Pet.          $   (775,641)      $   (132,616)      $        --

                                     ------------       ------------       -------------
TOTAL EQUITY:                        $ (1,082,015)      $ (5,798,367)      $     709,000
                                     ============       ============       =============


TOTAL LIABILITIES                    ------------       ------------       -------------
AND EQUITY:                          $ 94,845,066       $ 94,942,441       $ 102,169,000
                                     ============       ============       =============



   Date:
         ------------------          -----------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED

Debtor:           DeVlieg Bullard, Inc.                Case No:     99-52111
                  ----------------------------                   --------------

                  Month Ending:           30-Nov-99
                                       ----------------

                     SCHEDULE OF POSTPETITION TAXES PAYABLE

                              BEGINNING      ACCRUED/     PAYMENTS/       ENDING
                               BALANCE       WITHHELD     DEPOSITS        BALANCE
                               -------       --------     --------        -------
INCOME TAXES WITHHELD:
Federal:                       $   --        $131,627     $ 131,627      $   --
State:                         $   --        $ 32,996     $  32,996      $   --
Local:                         $   --        $  4,608     $   4,608      $   --

FICA WITHHELD:                 $   --        $ 67,210     $  67,210      $   --

EMPLOYERS FICA:                $   --        $ 67,210     $  67,210      $   --

UNEMPLOYMENT TAX:
Federal:                       $  4,000      $     28     $   4,028      $   --
State:                         $(63,000)     $   --       $ (61,653)     $ (1,347)

SALES, USE & EXCISE TAXES:     $ (2,208)     $   --       $    --        $ (2,208)

PROPERTY TAXES:                $ 53,000      $   --       $    --        $ 53,000

WORKERS' COMPENSATION          $ 32,000      $   --       $    --        $ 32,000

OTHER:                         $   --        $   --       $    --        $   --

                               --------      --------     ---------      --------
TOTALS:                        $ 23,792      $303,679     $ 246,026      $ 81,445
                               ========      ========     =========      ========

                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE


                                                                              % COMPLETION
Age in Days                            0-30         OVER 30       OVER 60       INVOICING
                                       ----         -------       -------       ---------
Post Petition Accounts Payable     $  178,316     $  316,024     $  350,058

Accounts Receivable                $3,222,881     $2,110,871     $2,909,572     $3,442,882

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.


             Date:
                   -------------      ------------------------------------------

                      MONTHLY CASH STATEMENT - CONSOLIDATED

    Debtor:             DeVlieg Bullard, Inc.             Case No:     99-52111
                        --------------------------                   -----------

                        Month Ending:               30-Nov-99
                                                 ----------------

    Cash Activity Analysis (Cash Basis Only)

                             General        Payroll        Tax     Cash Collection
                             Account        Account      Account       Account
                             -------        -------      -------       -------
A.  Beginning Balance      $  481,900     $  254,000     $   --        $   --

B.  Receipts               $2,275,000     $  932,000     $   --        $   --

C.  Balance Available      $2,756,900     $1,186,000     $   --        $   --

D.  Less Disbursements     $2,240,900     $1,092,000     $   --        $   --

                           ----------     ----------     ------        ------
E.  Ending Balance         $  516,000     $   94,000     $   --        $   --
                           ==========     ==========     ======        ======


                (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

GENERAL ACCOUNT:
   1. Depository Name & Location
                                ------------------------------------------------
   2. Account Number
                                ------------------------------------------------
       see attached schedule: DeVlieg Other Accounts
PAYROLL ACCOUNT:
   1. Depository Name & Location
                                ------------------------------------------------
   2. Account Number
                                ------------------------------------------------
       see attached schedule: DeVlieg Other Accounts
TAX ACCOUNT:
   1. Depository Name & Location
                                ------------------------------------------------
   2. Account Number
                                ------------------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

      see attached schedule: DeVlieg Other Accounts


                   Date:
                        ------------     ---------------------------------------

                             DEVLIEG OTHER ACCOUNTS

          Debtor:       DeVlieg Bullard, Inc.               Case No:   99-52111
                        --------------------------                    ----------

                        Month Ending:           30-Nov-99
                                             ------------------


SERVICES GROUP
GENERAL ACCOUNT:
          1. Depository Name & Location  National City Bank
                                         ---------------------------------------
          2. Account Number              628513872 & 628513933
                                         ---------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location  National City Bank
                                         ---------------------------------------
          2. Account Number              628520554
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:
          1. Depository Name & Location  Closed w/ sale
                                         ---------------------------------------
          2. Account Number
                                         ---------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location  Closed w/ Sale
                                         ---------------------------------------
          2. Account Number
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CDs, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:
          1. Depository Name & Location  National City Bank
                                         ---------------------------------------
          2.  Account Number             628520925
                                         ---------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location  National City Bank
                                         ---------------------------------------
          2.  Account Number             628513562
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                  DEVLIEG - NOTES TO MONTHLY OPERATING REPORTS

            Debtor:         DeVlieg Bullard, Inc.            Case No:  99-52111
                            -------------------------                 ----------

                            Month Ending:               30-Nov-99
                                                   --------------------





            ACCOUNTS DUE PAST 30 DAYS

                      VENDOR               DATE          AMOUNT           REASON
                      ------               ----          ------           ------
            AT&T                       10/11,10/15     $ 11,738.53
            IBM                        7-Oct           $  2,840.24
            JD Edwards                        29-Oct   $  5,400.00
            McDonald, Hopkins                  5-Oct   $147,733.76
            OCE                                1-Oct   $  1,053.03
            Squire, Sanders                   12-Oct   $ 44,869.80
            Alltell                           25-Oct   $  3,982.74
            Central CT                        10-Sep   $  7,565.91
            Decker                     9/24-10/21      $  4,195.29
            Great Lakes                       27-Oct   $  1,140.52
            Grinding Services                 22-Oct   $  3,990.00
            Ka-Wood                           28-Oct   $  4,893.00
            Konrad                             8-Oct   $  6,000.00
            L-J Fab                           16-Sep   $  3,794.50
            Logan                              2-Sep   $ 14,135.00
            Manuf. Pattern                    22-Oct   $  6,000.00
            Matrix                     10/21,10/25     $  1,067.00
            McGill                            22-Sep   $  2,671.63
            Midwest                    10/7-10/26      $  2,486.87
            Motion                            26-Jul   $  4,251.62
            S & F                             25-Aug   $  3,430.00
            SPZ                               13-Oct   $ 27,032.00
            TB Woods                          26-Aug   $  4,696.70
            Winnebago                  8/27-10/7       $  1,744.69
            Pagenet                           18-Oct   $  2,146.29
            Creger                            18-Oct   $  2,358.00
            JLA                               27-Oct   $  2,060.50
            Delage                     8/1-10/15       $  3,489.99
            Comp-Mgmt                         11-Aug   $  3,350.00
            Cuyahoga Cty Tax Assessor         20-Sep   $180,994.74
            Sandusky Cty                      31-Aug   $  2,710.19
            Titan                      10/1,10/2       $  2,555.44
            Schulze                    8/5-10/18       $  2,127.30
            Tax Collector                     18-Aug   $  1,972.82
            Other                                      $323,920.75

                                                     --------------
                                                      $ 844,398.85
                                                     ==============